UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 2, 2011
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS (State of incorporation or organization)	001-34404 (Commission file number)	75-0970548 (I.R.S. employer identification number)

508 W. WALL, SUITE 800
MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (432) 684-3000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On February 2, 2011, Dawson Geophysical Company (the “Company”) issued a press release reporting its operating results for the quarter ended December 31, 2010, the first quarter of the Company’s 2011 fiscal year.
     The Company hereby incorporates by reference into this Item 2.02 the information set forth in such press release, a copy of which is furnished as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit
Number	Description
99.1	Press release dated February 2, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY
Date: February 2, 2011	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated February 2, 2011.